UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: November 16, 2004

Vision Bancshares, Inc.

(Name of Small Business Issuer in Its Charter)

Alabama	333-88073	63-1230752
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 West 1st Street

Gulf Shores, Alabama 36542

(251) 967-4212

(Address and Telephone Number

of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On November 12, 2004, Vision Bancshares, Inc. issued a press release announcing it results of operations for the three-month period ended September 30, 2004.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Vision Bancshares, Inc. Press Release dated November 12, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: November 16, 2004

VISION BANCSHARES, INC.

/s/ William E. Blackmon
By:	William E. Blackmon
Its:	Chief Financial Officer